UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 1, 2003
                                                -----------------

                 PARK ELECTROCHEMICAL CORP.
------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
------------------------------------------------------------
(State or Other            (Commission       (IRS Employer
Jurisdiction               File Number)   Identification No.)
of Incorporation)

  5 Dakota Drive, Lake        New York           11042
        Success,
------------------------------------------------------------
 (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code (516) 354-4100
                                                   --------------

                            N/A
------------------------------------------------------------
Former Name or Former Address, if Changed Since Last Report)





Item 12.  Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on October 1, 2003 reporting its results of operations for its fiscal year 2004 second quarter ended August 31, 2003. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K as Exhibit 99.1 hereto.




                          SIGNATURE





     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:  October 1, 2003   By:/s/Murray O. Stamer
                         Name:  Murray O. Stamer
                         Title: Senior Vice President and
                                Chief Financial Officer




                        EXHIBIT INDEX



Number
Exhibit     Description                            Page

   99.1     News Release dated October 1, 2003       5
            2003





















[8k-2Q-04]sec